UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 12, 2003

                                    IMP INC.
             (Exact name of registrant as specified in its charter)

   Delaware                          0-15858                      94-2722142
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State or other jurisdiction        Commission                   IRS Employer
Of incorporation                   File Number             Identification Number

166 Baypointe, Santa Clara, CA                                      95054
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code: (408) 432-9100
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ITEM 5. OTHER EVENTS

On September 12, 2003, IMP, Inc. (NasdaqSC: IMPX) (the "Company") was notified by the Nasdaq Stock Market that effective with the open of business on Tuesday, September 16, 2003, the Company's securities would be delisted from the Nasdaq Stock Market. The decision to delist the Company's securities follows an August 21, 2003 hearing before the Nasdaq Listing Qualification Panel at which the Company requested the Nasdaq Stock Market to grant exceptions to certain filing requirements until such time as the Company could regain complete compliance with all applicable Nasdaq listing requirements. The decision by the Nasdaq Stock Market to delist the Company's stock is described in more detail in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c) EXHIBITS: The following Exhibit is attached hereto and incorporated herein by reference:

Exhibit Number     Description of Exhibit
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    99.1           Press Release dated September 17, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2003

                                                     IMP, INC.


                                                     By /s/ Subbarao Pinamaneni
                                                        ------------------------
                                                        Subbarao Pinamaneni, CEO